                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):  MAY 21, 1995


                              NELLCOR INCORPORATED
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-14980               94-2789249
State or other jurisdiction       (Commission            (IRS Employer
      of incorporation             File No.)           Identification No.)




               4280 HACIENDA DRIVE, PLEASANTON, CALIFORNIA  94588
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (510) 463-4000

ITEM 5.     OTHER EVENTS.

On May 21, 1995, Nellcor Incorporated, a Delaware corporation ("Nellcor"), Puritan-Bennett Corporation, a Delaware corporation ("Puritan-Bennett") and Puma Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Nellcor ("Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for a merger of Sub with and into Puritan-Bennett. Under the terms of the Merger Agreement, Puritan-Bennett stockholders will receive
0.88 shares of Nellcor common stock for each outstanding share of Puritan-Bennett common stock held by them. The merger is intended to qualify as a tax-free reorganization and a pooling-of-interests for accounting and financial reporting purposes, and is subject to certain conditions, including the approval of the respective stockholders of Nellcor and Puritan-Bennett.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS

1.1 Form of Joint Press Release of Nellcor Incorporated and Puritan-Bennett Corporation dated May 22, 1995.


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 23, 1995                     NELLCOR INCORPORATED



                                        By: /s/ Michael P. Downey
                                           --------------------------
                                           Michael P. Downey
                                           Vice President, Chief Financial
                                           Officer


                                   Page 2 of 5